                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 30, 2004

                        LAZARE KAPLAN INTERNATIONAL INC.
                        --------------------------------
             (Exact Name of registrant as specified in its charter)

            Delaware                            1-7848                     13-2728690
-----------------------------------------------------------------------------------------
(State or other jurisdiction of             (Commission                  (IRS Employer
incorporation or organization)              File Number)              Identification No.)


       19 West 44th Street, New York, New York                                10036
-----------------------------------------------------------------------------------------
       (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (212) 972-9700


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement


         Lazare Kaplan International Inc. ("LKI") has extended the term of the Revolving Credit Agreement, dated as of August 14, 2002, by and among LKI, as Borrower, ABN AMRO Bank N.V., as Administrative Agent and Arranger, and ABN AMRO Bank N.V. and Bank Leumi USA, as Bank Lenders, as amended, until December 1, 2006.

         In addition, Lazare Kaplan Japan Inc., a subsidiary of LKI, has extended the term of the Credit Facility Agreement, dated as of November 29, 2000, by and between Lazare Kaplan Japan Inc. and ABN-AMRO Bank, N.V., Tokyo Branch, as amended, until December 1, 2006.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LAZARE KAPLAN INTERNATIONAL INC.


Date: November 30, 2004          By: /s/ William H. Moryto
                                     -----------------------
                                     William H. Moryto
                                     Vice President and Chief Financial Officer